UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Soliciting Material under Rule 14a-12

PRIMO WATER CORPORATION
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)

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 June 17, 2024  Creating A Leading North American Pure-Play Healthy Hydration Company  +

 2  Cautionary Statements  Cautionary Note Regarding Forward-Looking Information  This presentation contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities legislation, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 conveying management’s expectations as to the future, including with respect to any synergies to be achieved as a result of the transactions described herein, based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as "may," "will," "would," "should," "could," "expect," "aim," "anticipate," "believe," "estimate," "intend," "plan," "predict," "project," "seek," "potential," "opportunities," and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. The forward-looking statements contained in this presentation include, but are not limited to, statements regarding the estimated or anticipated future results of the combined company following the Transaction, the anticipated benefits and strategic rationale of the Transaction, including estimated synergies and capital expenditure rates, forecast performance metrics of the combined company, the ability of Primo Water and BlueTriton to complete the Transaction on the terms described herein, or at all, the expected timing of completion of the Transaction, receipt of regulatory, court and stock exchange approvals, and other statements that are not historical facts. The forward-looking statements are based on Primo Water and BlueTriton’s current expectations, plans and estimates. Primo Water and BlueTriton believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.  Factors that could cause actual results to differ materially from those described in this presentation include, among others: (i) the ability of the parties to successfully complete the Transaction on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the Transaction, (ii) risks relating to the integration of Primo Water and BlueTriton’s operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the Transaction will not be realized or will not be realized within the expected timeframe, (iii) risks relating to the businesses of Primo Water and BlueTriton and the industries in which they operate and the combined company will operate following the Transaction, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction, (v) risks related to disruption of management’s time from ongoing business operations due to the Transaction, (vi) the risk of any litigation relating to the Transaction, and (vii) the risk that the Transaction and its announcement could have an adverse effect on the ability of Primo Water and BlueTriton to retain and hire key personnel.  The foregoing list of factors is not exhaustive. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Primo Water and BlueTriton do not undertake to update or revise any of these statements considering new information or future events, except as expressly required by applicable law.  Financial Data and Non-GAAP Measures  Any combined financial information included in this presentation is for illustrative purposes only and does not purport to be in compliance with Article 11 of Regulation S-X of the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), and does not purport to project the combined company’s financial results or results of operations for any future period. Rather, such information is a simple summation of the financial results of Primo Water and BlueTriton. Such results may not be comparable and pro forma information under Article 11 may be materially different.   This presentation contains certain non-GAAP financial measures and ratios, including Adjusted EBITDA, Adjusted Free Cash Flow and Net Debt/Adjusted EBITDA, which are not recognized by U.S. generally accepted accounting practices (“GAAP”) and do not have a standardized meaning under GAAP. Management of Primo Water and BlueTriton use Adjusted EBITDA, Adjusted EBITDA Margin and Net Debt/Adjusted EBITDA to separate the impact of certain items from the underlying business. Because each of Primo Water and BlueTriton uses these adjusted financial results in the management of its business, each management believes this supplemental information is useful to investors for their independent evaluation and understanding of such company’s underlying business performance and the performance of its management.   Additionally, the reporting of net cash provided by (used in) operating activities from continuing operations determined in accordance with GAAP is supplemented by excluding certain items identified on Exhibit A hereto to present Adjusted Free Cash Flow, which Primo Water and BlueTriton management believes provides useful information to investors in assessing each company’s performance, comparing its performance to the performance of its peers and assessing each company’s ability to service debt and finance strategic opportunities, which include investing in the company’s business, making strategic acquisitions, paying dividends, and strengthening the balance sheet.   With respect to the expectations of future performance, reconciliations of target net leverage ratios and normalized capital expenditure rates are not available, as the Company is unable to quantify certain amounts to the degree of precision that would be required in the relevant GAAP measures without unreasonable effort. These items include restructuring costs and debt extinguishment costs and other items and the income tax effects of these items and/or other income tax-related events.  The non-GAAP financial measures described above are in addition to, and not meant to be considered superior to, or a substitute for, Primo Water or BlueTriton‘s financial statements prepared in accordance with GAAP. In addition, the non-GAAP financial measures and ratios included in this presentation reflect management’s judgment of particular items, and may be different from, and therefore may not be comparable to, similarly titled measures reported by other companies.  All amounts in this presentation are expressed in U.S. dollars unless otherwise indicated.  Market and Industry Data  This presentation makes statements regarding the market and industry in which Primo Water and BlueTriton operate, including the size of such market, the anticipated growth of such market and the position of the combined company in, and share of, such market. Primo Water, BlueTriton and their respective affiliates, directors, officers, advisors and employees have not verified any of the market and industry data and statements, and neither Primo Water, BlueTriton, nor any of their respective affiliates can guarantee the accuracy or completeness of this information. You are cautioned not to give undue weight to such information.   Non-Solicitation  This communication is not intended to, and does not, constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the Transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom.  Additional Information and Where to Find It  In connection with the Transaction, Primo Water will file a management information circular and proxy statement on Schedule 14A containing important information about the Transaction and related matters. Additionally, Primo Water will file other relevant materials in connection with the Transaction with applicable securities regulatory authorities. Investors and security holders of Primo Water are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents) when such document becomes available before making any voting decision with respect to the Transaction because they will contain important information about the Transaction and the parties to the transaction. The Primo Water management information circular and proxy statement will be mailed to Primo Water shareholders, as well as be accessible on the EDGAR and SEDAR+ profile of Primo Water. Investors and security holders of Primo Water will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Primo Water and the Transaction, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the SEC website (www.sec.gov) , the SEDAR+ website (www.sedarplus.ca ) or from Primo Water’s investor relations website (www.primowatercorp.com/investors/ ).  Participants In Solicitation  Primo Water and BlueTriton and their respective directors, executive officers and other members of management and certain employees may be deemed to be participants in the solicitation of proxies from Primo Water shareholders in connection with the Transaction. Information regarding Primo Water’s directors and executive officers and their ownership of Primo Water securities is set forth in Primo Water’s filings with the SEC, including its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 28, 2024 under the heading “Security Ownership of Directors and Management”. To the extent such person's ownership of Primo Water’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Primo Water shareholders in connection with the Transaction will be set forth in the Primo Water management information circular and proxy statement for the Transaction, when available. Other information regarding the participants in the Primo Water proxy solicitation and a description of their direct and indirect interests in the Transaction, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the Transaction. Copies of these documents may be obtained, free of charge, from the SEC or Primo Water as described in the preceding paragraph.  Website: www.primowatercorp.com

 Source:   3  Introducing Our Chairman and Management Team  Today’s Speakers  Dean Metropoulos  Chairman  Robbert Rietbroek  CEO  David Hass  CFO

 Agenda  4  STRICTLY PRIVATE AND CONFIDENTIAL  Introducing NewCo  5  1  Q&A  31  4  Strategic Rationale  16  3  Transaction Overview  2  9

 Introducing NewCo     +  1  5

Introducing NewCo: A Leading North American Pure-Play Healthy Hydration Company

~$6.5Bn
LTM (3/31/24) Combined Net Revenue

~$1.5Bn / ~23%
LTM (3/31/24) Combined Adj. EBITDA/ Adj. EBITDA Margin[1,4,6]

~4.0% – 5.0%
Targeted Combined Normalized Capex as a % of Net Revenue Going Forward[2]

~3.0x
Est. Combined Net Leverage at Closing[1,8]

>$565MM
LTM (3/31/24) Adj. Free Cash Flow[1,5,6]

~$200MM
Estimated Run-Rate Cost Synergies Opportunity[7]

Diversified Business Model

National Footprint

Notes:
Combined financials are illustrative and not presented in accordance with Article 11 of Reg S-X. See slide 2 for additional information. Primo Water financials based on continuing operations
1. Includes $200M in estimated run-rate synergies. This is a management estimate. For estimated net leverage, assumes closing occurs during 1H 2025 and existing term loans and bonds remain outstanding
2. Normalized capital expenditure target is a management estimate based on review of historical and anticipated capital expenditures, excluding Primo Water strategic capital expenditures that are expected to be completed by the end of FY2024 and other one-time expenditures
3. Excludes Primo Water strategic capex that is expected to be completed at the end of FY2024. This is a management estimate
4. Adj. EBITDA is defined as EBITDA adjusted for one-time and non-cash items including, but not limited to, acquisition and integration costs, share-based compensation costs, COVID-19 costs, impairment charges, foreign exchange and other losses, net, loss on disposal of property, plant and equipment, net, loss on extinguishment of long-term debt, (gain) loss on sale of business, (gain) loss on sale of property, and other adjustments, net. This is a non-GAAP financial measure. See "Financial Data and Non-GAAP Measures" section on slide 2 and Exhibit A of this presentation for additional information and reconciliations. Adj. EBITDA Margin is defined as Adj. EBITDA divided by Net Revenue
5. Adj. Free Cash Flow is defined as net cash provided by operating activities less Capex adjusted for one-off items such as acquisition and integration cash costs, cash taxes on property sales, and tariff refunds, etc. This is a non-GAAP financial measure. See "Financial Data and Non-GAAP Measures" section on slide 2 and Exhibit A of this presentation for additional information and reconciliations
6. Includes $20MM run-rate benefit in business optimization savings for Primo Water in the LTM 3/31/24 period
7. There will be one-time costs associated in the capture of the $200MM synergies opportunity, estimated to be approximately $115MM
8. Includes $200MM in proceeds from Assets Held For Sale divestiture. This includes the sale of Aimia, which closed on June 7, 2024, and resulted in ~$91MM in net cash proceeds

STRICTLY PRIVATE AND CONFIDENTIAL

BLUETRITON + PRIMO

6

 Source:   Source:   Source:   Introducing NewCo  Combination of BlueTriton and Primo Water, Longstanding North American Pure-Play Healthy Hydration Businesses  Publicly-traded since 1986, Primo Water (PRMW) is a North America-focused, branded pure-play water solutions business with a unique portfolio of sustainable hydration solutions  Primo Water offers water solutions to consumers across branded retail, Water Direct (home and office delivery), Exchange, Refill and Filtration  Since 1845, BlueTriton’s water brands have served consumers across North America. Long-operated as Nestlé Waters North America, One Rock Capital Partners and Metropoulos & Co. acquired the business in 2021 and renamed it BlueTriton   BlueTriton offers a portfolio of iconic bottled water brands at retail locations across North America, as well as ReadyRefresh, a home and office delivery service  7  The combination of BlueTriton and Primo Water provides customers with an extensive offering of healthy hydration solutions  Notes:  Represents LTM (3/31/24) Net Revenue from Continuing Operations  Includes $20MM run-rate benefit in business optimization savings for Primo Water in LTM 3/31/24 period. This is a non-GAAP financial measure. See "Financial Data and Non-GAAP Measures" section on slide 2 and Exhibit A of this presentation for additional information and reconciliations. Adj. EBITDA is a non-GAAP financial measure. See "Financial Data and Non-GAAP Measures" section on slide 2 and Exhibit A of this presentation for additional information and reconciliations  Net debt is defined as total debt less cash and equivalents  Assumes ~$200MM in estimated net proceeds from assets-held-for-sale. Sale of Aimia transaction, which closed on June 7, 2024, resulted in ~$91MM in net cash proceeds. Assumes 3.875% euro-denominated senior notes due 2028 at 1.135 (USD/Euro). This is a non-GAAP financial measure. See "Financial Data and Non-GAAP Measures" section on slide 2 of this presentation and Exhibit A for additional information and reconciliations  LTM (3/31/24) Net Revenue: ~$4.7Bn  LTM (3/31/24) Adj. EBITDA(2): ~$857MM  Net Debt (As of 3/31/24)(3): ~$3.95Bn  BlueTriton has ~7k employees in North America  LTM (3/31/24) Net Revenue: ~$1.8Bn(1)  LTM (3/31/24) Adj. EBITDA(2): ~$419MM  Net Debt (As of 3/31/24)(3): ~$608MM(4)  Primo Water has ~6.4k employees in North America  Standalone Financials  Standalone Financials

Combination Highlights

Creates a Leading National Platform
Combines two complementary businesses across channels, formats, geographies and usage occasions

Large & Growing Water Category With Attractive Long-Term Consumer Trends
Consumers are increasingly focused on health and wellness, widening the share of the overall beverage consumption

Portfolio of Iconic Brands Across North America
Provides a relatively stable and attractive market backdrop with limited FX exposure

Shareholder Value Proposition Supported by Attractive Financial Profile
Powerful combination of durable revenue growth, strong free cash flow and shareholder returns

Targeting Deleveraging
Estimated ~3.0x net leverage at closing[1] and targeting 2-2.5x net leverage within the medium-term post-closing

~$200MM Estimated Run-Rate Cost Synergies Opportunity
Opportunity for attractive savings, margin enhancement, accelerated free cash flow growth and capital efficiencies

Targeted Sustainability Efforts in the Beverage Category
Shared goals in stewardship, community engagement and energy efficiency

Notes:
1. Includes $200MM in proceeds from Assets Held For Sale divestiture. This includes the sale of Aimia, which closed on June 7, 2024, and resulted in ~$91MM in net cash proceeds

STRICTLY PRIVATE AND CONFIDENTIAL

BLUETRITON + PRIMO

8

 Transaction Overview     +  9  2  4

Transaction Overview (1/3)

Structure / Consideration	• BlueTriton and Primo Water have agreed to merge to create a leading North American pure-play healthy hydration company • Transaction is structured as an all-stock merger of equals • Upon closing, Primo Water's current shareholders and holders of incentive equity will own 43% of fully diluted shares of NewCo and BlueTriton's current shareholders will own 57% of the fully diluted shares of NewCo [(1)] • Primo Water intends to pay a pre-closing special dividend to current shareholders of ~$0.82/share[(2)]
Capitalization	• Transaction structured to allow NewCo to keep both Primo Water and BlueTriton's bonds and term loans in place • Estimated combined net leverage of ~3.0x at closing[(3,4)] • Targeting deleveraging to combined Net Debt / Adj. EBITDA of 2.0x-2.5x[(3)] within the medium-term post-closing
Dividend	• NewCo currently anticipates maintaining Primo Water's current $0.36/share annual dividend • Long-term dividend policy to be determined and communicated post-closing
Timing / Approvals	• Approvals include: Primo Water's shareholder approval and satisfaction of regulatory approval • Transaction expected to close in 1H 2025, subject to shareholder approval, regulatory approval and customary closing conditions

Notes:

Combined financials are illustrative and not presented in accordance with Article 11 of Reg S-X. See slide 2 for additional information

1. To the extent necessary to not result in a "change of control" under certain existing debt instruments, the portion of shares of NewCo in excess of 49% that are held by any individual or group of former BlueTriton shareholders would be in the form of non-voting stock of NewCo
2. Represents up to $133MM total special dividend. Special dividend per share calculated using fully diluted shares outstanding as of June 14, 2024. Exact treatment to be determined
3. Includes $200MM in estimated run-rate synergies. This is a management estimate. For estimated net leverage, assumes closing occurs during 1H 2025 and existing term loans and bonds remain outstanding. Adj. EBITDA is a non-GAAP financial measure. See "Financial Data and Non-GAAP Measures" section on slide 2 and Exhibit A of this presentation for additional information and reconciliations
4. Includes $200MM in proceeds from Assets Held For Sale divestiture. This includes the sale of Aimia, which closed on June 7, 2024, and resulted in ~$91MM in net cash proceeds

STRICTLY PRIVATE AND CONFIDENTIAL

BLUETRITON + PRIMO

10

 Source:   Transaction Overview  11  Transaction Overview (2/3)  Management Team   & Headquarters  Board of Directors  Robbert Rietbroek, CEO of Primo Water, will be the CEO of NewCo  David Hass, CFO of Primo Water, will be the CFO of NewCo  Rob Austin, COO of BlueTriton, will be the COO of NewCo  NewCo expects to maintain dual-headquarters, continuing to operate in Tampa, FL & Stamford, CT  NewCo will draw on the leadership teams of both companies, who will continue running their respective businesses until closing  Dean Metropoulos to become the Non-Executive Chairman of the Board of NewCo  Total Board size expected to increase to 15 members:  7 Directors initially appointed by BlueTriton  7 Directors initially appointed by Primo Water  1 Director to be mutually agreed

 Source:   Source:   Source:   Transaction Overview  Transaction Overview (3/3)  12  Post-Transaction  Pre-Transaction  NYSE/TSX: PRMW  Market Cap: ~$3.6Bn(1)   Owned by:   All-Stock Merger  Chairman: Dean Metropoulos  CEO: Robbert Rietbroek  CFO: David Hass  COO: Rob Austin  HQ: Dual-HQ(Tampa, FL & Stamford, CT)  43% economic ownership  + up to ~$0.82/share dividend to shareholders pre-closing(2)  NewCo to be listed on the NYSE  Expected to close in 1H 2025 subject to shareholder approval and satisfaction of customary regulatory review  Notes:  As of June 14, 2024. Diluted shares calculated using the treasury stock method  Represents up to $133MM total special dividend. Special dividend per share calculated using fully diluted shares outstanding as of June 14, 2024. Exact treatment to be determined  57% economic ownership

 Source:   Source:   Source:   Transaction Overview  Scaled Portfolio of Iconic Brands…  13  Leading Brand Portfolio  Note: Selected brands referenced  $1Bn+ Brand  $1Bn+ Brand

 Source:   Source:   Source:   Transaction Overview  14  Combined Net Revenue Breakdown(1)  By Business Line(2)  Notes:  Represents 2023A. Combined financials are illustrative and not presented in accordance with Article 11 of Reg S-X. See slide 2 for additional information  Retail business line includes BlueTriton Total Retail and Mountain Valley Retail; Water Direct/Exchange includes Primo Water Direct/Exchange/OCS and BlueTriton ReadyRefresh; Refill/Filtration/Dispensers includes Primo Water Refill/Filtration/Dispensers  Retail includes BlueTriton Retail, Mountain Valley and Primo Water Dispensers; Residential includes ReadyRefresh residential, Primo Water Exchange, Water Refill and 32% of Water Direct/Exchange; Commercial includes ReadyRefresh Commercial, DSD, Amazon, Distributors and Other, Primo Water Direct/Exchange (68%), Water Filtration and OCS  Includes Water Direct/Exchange, Refill and Filtration to residential customers  Includes Water Direct/Exchange and Filtration to commercial customers  (4)  (5)  By Channel(3)  …With a Diversified Offering Across Products, Geographies and Channels…

 Source:   Source:   Source:   Transaction Overview  …Serving Customers Anywhere and Anyway They Hydrate  15  +  USAGE OCCASIONS  BRANDS  CHANNELS  FORMAT / OFFERINGS  Retail  12AM  12AM  12PM  MID-DAY  MORNING  At work, out and about, social activity  Getting ready, morning commute, daytime workout  EVENING  Evening wind down, workout, dinner at home and on-premise  Filtration  Dispensers  Refill / Exchange  Water Direct  Retail  Home  Office  C-Store  Foodservice

 +  Strategic Rationale  3  15

 Strategic Rationale  Compelling Strategic Rationale  STRICTLY PRIVATE AND CONFIDENTIAL  Large and Growing Category with Attractive Long-Term Consumer Trends  1  Diversified, Scaled Hydration Offering with National Footprint   4  2  Portfolio of Iconic Brands with Leadership Position Across Channels  5  Powerful Financial Profile with Meaningful Growth Prospects  +  +  17  6  Meaningful Synergies and Value Creation Opportunities  3  Focused Sustainability Efforts in the Industry

 Source:   Strategic Rationale  Bottled Water is One of the Largest Components of the ~$135Bn U.S. Beverage Category  ~$135Bn U.S. Beverage Category Size  (2023A Retail Sales, $ in billions)  Source: IRI / Circana U.S. Category Data as of December 31, 2023; Third-party analysis  18  Retail Sales Value of U.S. Bottled Water Category  ($ in billions)  Bottled Water is a Large and Sustainably Growing Category Within Beverage  Recent Trends in Consumer Behavior  Consumer Choice for Healthier Lifestyle / Expands Beyond Tap Water  Growth in Consumption Occasions  Desire for Premium and Functional Products  Increasing Need for Convenience  Digital Emergence in Consumer Behavior  ~95% of households in the U.S. drink tap water(3), which is excluded from the pie chart  Notes:  Includes still water, sparking water and seltzer water  Includes sparkling juices, coconut water, plant-based water, ciders, smoothies and kombucha  2022 U.S. EPA Report on the Environment  (1)  (2)  1

 Source:   Strategic Rationale  Water Category is Large and Diversified Across Formats  U.S. Water Consumption Fragmented by Consumer Choice  (Drinking Water by Market Type, consumption in billions of gallons)  19  ~38Bn Gallons Across All Water Categories  Notes:  Includes Point of Use Stand-Alone, Point of Use Installed and Point of Entry  Includes Single Serve PET, Delivery/HOD, Retail-Exchange, Self-Service/Refill, 1-2.5G, Sparking and Other  (2)  (1)  Source: Third-party analysis  Bottled Water  Filtered Tap  POU (Standalone)  POU (Installed)  Representative Products Across Formats:  ~38Bn gallon, highly fragmented water category   Unfiltered and filtered tap water account for over 60% of the water consumed   Individual water consumption has been on the rise; water continues to gain ‘share of stomach’   Consumers care most about taste, safety and convenience  1  Single-serve  Sparkling single-serve  1-2.5G water bottles  Dispenser / Bulk (3-5G)  Pitcher  Countertop  Faucet-mounted  Bottle-less dispenser  Fridge  Under-sink  Unfiltered and Filtered Tap Water represents ~60% of all household water consumption

 Source:   Source:   Source:   Strategic Rationale  20  Combined Portfolio of Iconic Brands is a Retail Category Leader  One of the Category Leaders in U.S. Bottled Water  Ranked by 2023 Dollar Share of Retail Sales (%) (1)   Source: IRI / Circana U.S. Category Data as of December 31, 2023  Notes:  Represents percentage of the entire U.S. bottled water category (~$25Bn in 2023)  U.S. Bottled Water remains a highly fragmented industry  +  All Others  380%  15%  2%  (1%)  1%  0%  (3%)  (1%)  (4%)  5%  (6%)  Volume CAGR(12L Case)  [ ]  [ ]  2

3 Focused Sustainability Efforts in the Industry

Stewardship

- Stewards for 56 spring sites and 20,000+ acres of watersheds & wetlands

ALLIANCE FOR WATER STEWARDSHIP | THE WATER COUNCIL | WAVE Water Stewardship Verified

- Initiated the transition from source-level Water Stewardship certification by the Alliance for Water Stewardship to The Water Council enterprise-level WAVE – Water Stewardship verification

Community Engagement

- Donated over 700,000 gallons of water to communities in need in 2023

DIGDEEP | TEXAS STATE UNIVERSITY | THE ECOLOGY SCHOOL

- Provided disaster relief support, NGO engagement and other giving in excess of $1,000,000

Circular Packaging

- 28% post-consumer recycled content ("PCR") in PET bottles in 2023; 35% expected in 2024
- >67% of packaging is reusable or contains >35% PCR



Investing in a circular economy

Reduced PET by 65%+

Large format bottles designed to be reused up to 40x before being recycled

CLOSED LOOP fund

- Utilize 3- and 5- gallon water bottles, which can be reused up to 40 times
- 100% of large format plastic packaging is recyclable
- 25% rPET in small format PET portfolio; on target to achieve goal of 50% rPET by 2030

Energy Efficiency

- 2.5MM+ route miles removed
- 39% renewable electricity (2022)
- 900+ propane trucks in operation for ReadyRefresh



Agreement for a new ~10 MW-AC solar installation at Hollis, ME factory

- 2.4MM+ route miles removed, avoiding nearly 5,000 mt of CO2 emissions
- On-site renewable energy generation at select plants
- Saved >15mm kWh from in-plant energy efficiency projects over the last four years
- 365+ propane trucks in operation for Primo Water

STRICTLY PRIVATE AND CONFIDENTIAL

BLUETRITON + PRIMO

21

 Source:   Source:   Source:   Strategic Rationale  22  The Convenience and Strength of Our Combined Delivery Platform Complements Our Strength at Retail  Water Direct / Exchange Complements Our Strength at Retail  Complementary delivery platforms have extensive footprints, and serve millions of customers, leveraging technology to improve customer experience and route design with a commitment to reducing carbon footprint  +  Serve Many Usage Occasions, Responding to Consumers’ Desire for Convenience   01  Differentiated Branded Offering for the Water Direct Businesses  02  Built-in Direct Store Delivery (DSD) Capability Accelerated by Combined Water Direct Platform  03  In-House Incubator For Continued Innovation Through the Water Direct Channel  04  4

 EVENING  MORNING  MID-DAY  Source:   Strategic Rationale  23  Providing Customers Hydration at Home, in the Office and On-the-Go  2023 Total Beverage Category Size / % of Total   At work, out and about, social activity  $114Bn / 45%  12AM  12AM  12PM  Getting ready, morning commute, daytime workout  Evening wind down, workout, dinner at home and on-premise  $68Bn / 27%  $70Bn / 28%   Source: Third party analysis. Data includes retail and non-retail channels  Diversified Product Portfolio Across All Day-Parts  4

 Source:   Strategic Rationale  24  Diversified Offering Across Products, Formats and ChannelsDesigned to Serve All Consumer Usage Occasions  DIRECT  REFILL  EXCHANGE  Premium  Spring / Purified  Flavored / Enhanced  Large Format  Single-Serve  (-) Price Per oz.  Value Across the Pricing Spectrum  (+) Price Per oz.  (-) Time /   Convenience  (+) Time /   Convenience  4

 Source:   Source:   Source:   Strategic Rationale  25  Large North America Footprint  Source: Company Information  4  NewCo  72  30  RETAIL MANUFACTURING  BRANCHES  126  WATER SOURCE LOCATIONS  224  BRANCHES & PRODUCTION SITES

5 Powerful Financial Profile…

Illustrative Combined Financial Profile

	BlueTriton + Primo Water + Estimated Cost Synergies LTM (3/31/24) Combined
Combined Net Revenue	**~$6.5Bn**
Combined Adj. EBITDA (1,2,3)	**~$1.5Bn**
Combined Adj. Free Cash Flow (1,2,3,4)	**>$565MM**
Targeted Combined Normalized Capex as a % of Net Revenue Going Forward (5)	***~4.0% – 5.0% of Combined Net Revenue*** (5)
Est. Combined Net Leverage (2,6)	***~3.0x at Closing; Targeting 2.0x-2.5x in the medium-term post-closing***

Notes:

Combined financials are illustrative and not presented in accordance with Article 11 of Reg S-X. See slide 2 for additional information. Primo Water financials based on continuing operations

1. Represents non-GAAP financial measure. See "Financial Data and Non-GAAP Measures" section on slide 2 and Exhibit A of this presentation for additional information and reconciliations
2. Includes $200MM in estimated run-rate synergies. There will be one-time costs associated in the capture of the $200MM synergies opportunity, estimated to be approximately $115MM. This is a management estimate. For estimated net leverage, assumes closing occurs during 1H 2025 and existing term loans and bonds remain outstanding
3. Includes $20MM run-rate benefit in business optimization savings for Primo Water in the LTM 3/31/24 period
4. Adj. Free Cash Flow is defined as net cash provided by operating activities less Capex adjusted for one-off items such as acquisition and integration cash costs, cash taxes on property sales, tariff refunds, and other adjustments. This is a non-GAAP financial measure. See "Financial Data and Non-GAAP Measures" section on slide 2 of this presentation and Exhibit A for additional information and reconciliations
5. Normalized capital expenditure target is a management estimate based on review of historical and anticipated capital expenditures, excluding Primo Water's strategic capital expenditures that are expected to be completed by the end of FY2024 and other one-time expenditures
6. Includes $200MM in proceeds from Assets Held For Sale divestiture. This includes the sale of Aimia, which closed on June 7, 2024, and resulted in ~$91MM in net cash proceeds

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26

 Strategic Rationale  27  …With Meaningful Growth Prospects  Grow Existing and New Customer Base and Expand Retail Locations  1  Leverage Complementary Portfolio and Access to Broader Customer Base Through Different Formats and Channels  2  Expand into New Channels and High-Potential Geographies  3  Drive Innovation in Functional, Flavored and Premium Segments  4  Leverage Best Practices Across Our Water Direct Business  5  Focus on Scaling Fast-Growing Filtration Business  6  Implement Business Optimization Initiatives and Synergy Realization  7  5

 Strategic Rationale  28  Identified Opportunities  Functional Areas  ~$200MM Run-Rate Cost Synergy Opportunity  1  Operations  Optimization of manufacturing locations, routes, branches and inventory management  Brand portfolio alignment opportunity  5  SG&A  Optimization of systems and processes across key functional areas  3  Optimization of IT systems  Opportunity for Primo Water to leverage BlueTriton’s newly implemented ERP system  IT/ERP  2  Procurement  Improvement of manufacturing efficiencies and leveraging operating resources  Optimization of direct material procurement  4  Call Center  Alignment of call center operating model   6  Source: Third party analysis

Combination Highlights

Creates a Leading National Platform
Combines two complementary businesses across channels, formats, geographies and usage occasions

Large & Growing Water Category With Attractive Long-Term Consumer Trends
Consumers are increasingly focused on health and wellness, widening the share of the overall beverage consumption

Portfolio of Iconic Brands Across North America
Provides a relatively stable and attractive market backdrop with limited FX exposure

Shareholder Value Proposition Supported by Attractive Financial Profile
Powerful combination of durable revenue growth, strong free cash flow and shareholder returns

Targeting Deleveraging
Estimated ~3.0x net leverage at closing[1] and targeting 2-2.5x net leverage within the medium-term post-closing

~$200MM Estimated Run-Rate Cost Synergies Opportunity
Opportunity for attractive savings, margin enhancement, accelerated free cash flow growth and capital efficiencies

Targeted Sustainability Efforts in the Beverage Category
Shared goals in stewardship, community engagement and energy efficiency

Notes:
1. Includes $200MM in proceeds from Assets Held For Sale divestiture. This includes the sale of Aimia, which closed on June 7, 2024, and resulted in ~$91MM in net cash proceeds

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29  +

 Q&A     +  4

 Exhibit A     +

 Notes:  Primo Water Corporation 2023 Form 10-K filed February 28, 2024  Primo Water Corporation Q1 2024 Form 10-Q filed May 9, 2024  LTM calculated as FY 2023 less Q1 2023 plus Q1 2024  Triton Water Holdings, Inc. Consolidated Financial Statements as of and for the years ended December 31, 2023 and 2022 and periods from February 3, 2021 through December 31, 2021 and January 1, 2021 through March 31, 2021  Triton Water Holdings, Inc. Condensed Consolidated Financial Statements for the three months ended March 31, 2024 and 2023  Investment Highlights   33  Q1’2024 LTM Combined Net Revenue  (In millions of U.S. dollars)  Non-GAAP Reconciliation - Unaudited

 Notes:  Primo Water Corporation 2023 Form 10-K filed February 28, 2024  Primo Water Corporation Q1 2024 Form 10-Q filed May 9, 2024  LTM calculated as FY 2023 less Q1 2023 plus Q1 2024  Amounts used to calculate EBITDA obtained from the Triton Water Holdings, Inc. Consolidated Financial Statements as of and for the years ended December 31, 2023 and 2022 and periods from February 3, 2021 through December 31, 2021 and January 1, 2021 through March 31, 2021. Addback amounts obtained from Triton Water Holdings, Inc. company information  Amounts used to calculate EBITDA obtained from the Triton Water Holdings, Inc. Condensed Consolidated Financial Statements for the three months ended March 31, 2024 and 2023. Addback amounts obtained from Triton Water Holdings, Inc. company information  Company estimates  Investment Highlights   34  Q1’2024 LTM Combined Adj. EBITDA  (In millions of U.S. dollars)  Non-GAAP Reconciliation - Unaudited

 Notes:  Primo Water Corporation Form 8-K filed February 22, 2024  Primo Water Corporation Form 8-K filed May 9, 2024  LTM calculated as FY 2023 less Q1 2023 plus Q1 2024  Amounts used to calculate Free Cash Flow obtained from the Triton Water Holdings, Inc. Consolidated Financial Statements as of and for the years ended December 31, 2023 and 2022 and periods from February 3, 2021 through December 31, 2021 and January 1, 2021 through March 31, 2021. Addback amounts obtained from Triton Water Holdings, Inc. company information  Amounts used to calculate Free Cash Flow obtained from the Triton Water Holdings, Inc. Condensed Consolidated Financial Statements for the three months ended March 31, 2024 and 2023. Addback amounts obtained from Triton Water Holdings, Inc. company information  Company estimates. Tax-effected at 25.6%  Investment Highlights   35  Q1’2024 LTM Combined Adj. Free Cash Flow  Non-GAAP Reconciliation - Unaudited  (In millions of U.S. dollars)